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                                                                   EXHIBIT 21.0

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                                                      SIGNIFICANT SUBSIDIARIES

 CORPORATION                                                                         STATE OF INCORPORATION
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
 AMERICAN VITALCARE, INC.                                                            California

 ASSOCIATED CLAIMS MANAGEMENT OF NEVADA, INC.                                        Nevada

 BUSINESS INSURANCE COMPANY                                                          Delaware

 CALIFORNIA COMPENSATION INSURANCE                                                   California

 CAREFLORIDA HEALTH PLAN, INC.                                                       Florida

 CATALINA PROFESSIONAL RECRUITERS, INC.                                              Arizona

 CENTURY MEDICAL CORP., DBA CENTURY MEDICAL MANAGEMENT                               California

 CLAIMS TECHNICAL SERVICES, INC.                                                     Delaware

 CMP-HEALTH ADMINISTRATORS, INC.                                                     Florida

 COMBINED BENEFITS LIFE INSURANCE COMPANY                                            California

 DENTICARE OF CALIFORNIA, INC.                                                       California

 EAST LOS ANGELES DOCTORS HOSPITAL, INC.                                             California

 FH-ARIZONA SURGERY CENTER, INC.                                                     California

 FH ASSURANCE COMPANY                                                                Cayman Islands

 FH SURGERY CENTERS, INC.                                                            California

 FH SURGERY LIMITED, INC.                                                            California

 FHC INTERNATIONAL, INC.                                                             Delaware

 FOUNDATION HEALTH (UNLIMITED)                                                       United Kingdom

 FOUNDATION HEALTH FACILITIES, INC.                                                  California

 FOUNDATION HEALTH FEDERAL SERVICES, INC.                                            Delaware

 FOUNDATION HEALTH INTERNATIONAL MANAGEMENT SERVICES                                 California

 FOUNDATION HEALTH MEDICAL GROUP, FLORIDA, INC.                                      Florida

 FOUNDATION HEALTH MEDICAL RESOURCE MANAGEMENT, DBA REVIEWCO                         California

 FOUNDATION HEALTH MEDICAL SERVICES                                                  California

 FOUNDATION HEALTH NATIONAL LIFE INSURANCE COMPANY                                   Texas

 FOUNDATION HEALTH PHARMACEUTICAL SERVICES, NC. DBA APOLLO ENTERPRISES               California

 FOUNDATION HEALTH PREFERRED ADMINISTRATORS                                          California

 FOUNDATION HEALTH PSYCHCARE LIMITED                                                 United Kingdom

 FOUNDATION HEALTH PSYCHCARE SERVICES, INC.                                          California

 FOUNDATION HEALTH TRAVEL LTD.                                                       United Kingdom


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 FOUNDATION HEALTH VISION SERVICES, DBA AVP VISION PLAN                              California

 FOUNDATION HEALTH WAREHOUSE COMPANY                                                 California

 FOUNDATION HEALTH, A CALIFORNIA HEALTH PLAN                                         California

 FOUNDATION HEALTH, A COLORADO HEALTH PLAN, INC.                                     Colorado

 FOUNDATION HEALTH, A LOUISIANA HEALTH PLAN, INC.                                    Louisiana

 FOUNDATION HEALTH, A SOUTH FLORIDA HEALTH PLAN, INC.                                Florida

 FOUNDATION HEALTH, A TEXAS HEALTH PLAN, INC.                                        Texas

 FOUNDATION HEALTH, AN ALABAMA HEALTH PLAN, INC.                                     Alabama

 FOUNDATION HEALTH, AN OKLAHOMA HEALTH PLAN, INC.                                    Oklahoma

 FOUNDATION INTEGRATED RISK MANAGEMENT SOLUTIONS, INCORPORATED                       California

 GEM HOLDING CORPORATION                                                             Utah

 GEM INSURANCE COMPANY                                                               Utah

 HEALTH MANAGEMENT CENTER WEST, INC.                                                 Massachusetts

 HEALTH MANAGEMENT CENTER WISCONSIN, INC.                                            Wisconsin

 HEALTH MANAGEMENT CENTER, INC.                                                      Massachusetts

 HMC PPO, INC.                                                                       Massachusetts

 INTEGRATED PHARMACEUTICAL SERVICES                                                  California

 INTERCARE, INC.                                                                     Arizona

 INTERGROUP HEALTH PLAN, INC., DBA AHCCCS SELECT                                     Arizona

 INTERGROUP HEALTHCARE CORPORATION OF UTAH                                           Utah

 INTERGROUP OF UTAH, INC.                                                            Utah

 INTERGROUP PREPAID HEALTH SERVICES OF ARIZONA, INC.                                 Arizona

 INTERLEASE OF ARIZONA, INC.                                                         Arizona

 JANNA CORPORATION                                                                   Delaware

 MANAGED ALTERNATIVE CARE, INC.                                                      California

 MANAGED HEALTH NETWORK                                                              California

 MANAGED HEALTH NETWORK, INC.                                                        Delaware

 MEDNET EUROPE                                                                       United Kingdom

 MEDNET SERVICES LIMITED                                                             United Kingdom

 MEMORIAL HOSPITAL OF GARDENA, INC.                                                  California

 MHN REINSURANCE COMPANY OF ARIZONA                                                  Arizona

 MHN SERVICES                                                                        California

 PREFERRED HEALTH PROVIDERS, INC.                                                    Florida


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